SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

SCOPE INDUSTRIES

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCOPE INDUSTRIES

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held October 28, 2003

To the Shareholders of

Scope Industries:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of Scope Industries will be held on Tuesday, October 28, 2003, at 2:00 o’clock P.M., California time, at Scope Industries, 233 Wilshire Boulevard, Suite 310, Santa Monica, California 90401, for the following purposes:

1. To elect a board of five directors to serve for the ensuing year and until their respective successors have been elected and qualified. The nominees for election to the board are Babette Heimbuch, Robert Henigson, Meyer Luskin, William H. Mannon and Franklin Redlich.

2. To transact such other business as may properly come before the Annual Meeting or adjournments thereof.

      Only holders of shares of record on the books of the Corporation at the close of business on August 29, 2003 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof. The transfer books will not be closed.

      A Proxy Statement and a proxy are enclosed with this Notice. All shareholders are requested to attend the Annual Meeting. However, whether or not you plan to attend in person, you are requested to fill in, sign and mail the enclosed proxy as promptly as possible in the enclosed envelope to which no postage need be affixed if it is mailed in the United States. The giving of such proxy will not affect your right to vote in person if you attend the Annual Meeting.

By Order of the Board of Directors,

ERIC M. IWAFUCHI
Secretary

Santa Monica, California

September 18, 2003

SCOPE INDUSTRIES

233 Wilshire Boulevard, Suite 310
Santa Monica, California 90401

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

To Be Held October 28, 2003

       This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scope Industries (the “Corporation”) for use at the Annual Meeting of its shareholders to be held at Scope Industries, 233 Wilshire Boulevard, Suite 310, Santa Monica, California 90401, on Tuesday, October 28, 2003 at 2:00 o’clock P.M., California time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of said Annual Meeting.

INFORMATION CONCERNING PROXY

      The Board of Directors selected the persons named as proxies. The shares represented by the proxies will be voted at the Annual Meeting. The cost of solicitation of proxies will be borne by the Corporation. Solicitation by the Board of Directors will be by mail. In addition to solicitation by mail, certain officers and agents of the Corporation may solicit proxies by telephone, facsimile, e-mail and personal interview (the cost of which will be nominal). It is anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to beneficial owners and to obtain authorizations for the execution of proxies. The Corporation will reimburse them for any out-of-pocket expenses incurred in connection therewith.

      The only matter of business which the Corporation’s management intends to present at the Annual Meeting is the election of five directors to serve for the ensuing year and until their successors are elected and qualified.

      In the election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to vote thereon, up to the number of directors to be elected, shall be elected. Votes against a particular director or directors or abstentions or non-votes shall not be counted.

      Shareholders who execute proxies may revoke them at any time before they are voted. Revocation may be affected by filing with the Secretary of the Corporation either an instrument revoking the proxy or a proxy bearing a later date, duly executed by the shareholder, or by written notice to the Corporation of the death or incapacity of the shareholder who executed the proxy. In addition, the powers of a proxy holder are suspended if the person executing the proxy is present at the Annual Meeting and elects to vote in person.

      An Annual Report with certified financial statements for the fiscal year ended June 30, 2003, accompanied by a letter from the President to the shareholders, is included herewith. Such report and letter are not incorporated in, and are not a part of, this Proxy Statement and do not constitute proxy-soliciting material. The Corporation intends to mail this Proxy Statement and accompanying material on or about September 23, 2003.

INFORMATION CONCERNING THE CORPORATION’S SECURITIES

      Shares of common stock (hereinafter sometimes called “shares”) are the only voting securities of the Corporation. There were issued and outstanding at August 29, 2003, a total of 998,691 shares, all of which may be voted at the Annual Meeting. Only holders of shares of record on the books of the Corporation at the close of business on August 29, 2003 will be entitled to vote at the Annual Meeting.

      In the election of directors, shareholders are entitled to cumulate their votes for candidates whose names have been placed in nomination prior to the voting, if a shareholder has given notice at the Annual Meeting prior to the voting of his or her intention to cumulate votes. If votes for directors are to be cumulated, each share has the number of votes equal to the number of directors to be elected, which votes may be cast for one candidate or distributed among two or more candidates. On all matters other than election of directors, each share has one vote.

      The proxies solicited by the Corporation’s Board of Directors will be voted for the election of the nominees named below and votes will be cumulated, if applicable, in such manner as the proxy holders may determine in their discretion unless, and to the extent, authority to do so is withheld in the enclosed proxy. If, for any reason, one or more of the nominees should be unable to serve or refuse to serve as director (an event which the Board of Directors does not anticipate), the persons named in the enclosed proxy will vote for another candidate or candidates nominated by the Corporation’s Board of Directors, and discretionary authority to do so is included in the proxy.

      The following table presents the beneficial ownership of the Corporation’s shares by each beneficial owner of more than 5% of the Corporation’s shares on August 29, 2003. Except as indicated below, there is no person known to the Corporation who owns beneficially 5% or more of the Corporation’s shares.

	Amount and Nature of	Percent of Outstanding
Name of Beneficial Owner(1)	Beneficial Ownership(2)	Common Stock

Meyer Luskin	601,250 Shares	60.2%
Estate of Paul D. Saltman(3)	71,000 Shares	7.1%
Robert Henigson	67,500 Shares	6.8%
Dimensional Fund Advisors, Inc.(4)	69,200 Shares	6.9%
1299 Ocean Avenue
Santa Monica, CA 90401

(1)	The address of each person named in the table (except Dimensional Fund Advisors, Inc.) is c/o Scope Industries, 233 Wilshire Boulevard, Suite 310, Santa Monica, California 90401.

(2)	The named beneficial owners have sole voting and investment power with respect to the listed shares, except as otherwise indicated in the footnotes below.

(3)	Paul D. Saltman served as a director of the Corporation from 1969 until 1999.

(4)	Dimensional Fund Advisors, Inc., a registered investment advisor, is deemed to have a beneficial interest of 69,200 shares, all of which shares are held in several portfolios for which Dimensional Fund Advisors, Inc. serves as investment managers. Dimensional Fund Advisors, Inc. disclaims the beneficial ownership of all such shares.

      The following table presents the beneficial ownership of the Corporation’s shares by each director, each nominee for director and each executive officer named in the Summary Compensation Table on page [5] and all directors and executive officers as a group on August 29, 2003.

		Percentage of
	Amount and Nature of	Outstanding
Name of Beneficial Owner(1)	Beneficial Ownership(2)	Common Stock

Meyer Luskin	601,250 shares	60.2%
Robert Henigson	67,500 shares	6.8%
Franklin Redlich	4,200 shares	0.4%
William H. Mannon	13,264 shares	1.3%
Babette Heimbuch	400 shares	*
Robert E. McMullen	0 shares
F. Duane Turney	200 shares	*
Eric M. Iwafuchi	100 shares	*
Rudy M. Alvarez	0 shares
All Directors and Executive Officers as a group (9 persons)	686,914 shares	68.8%

*	Less than 0.1%

(1)	The address of each person named in the table is c/o Scope Industries, 233 Wilshire Blvd., Suite 310, Santa Monica, California 90401.

(2)	The named beneficial owners have sole voting and investment power with respect to the listed shares.

ELECTION OF DIRECTORS AND INFORMATION AS TO NOMINEES

      Each of the five incumbent directors who comprise the Board has been nominated by the Corporation’s management for election to the Board to serve until the next succeeding Annual Meeting of Shareholders and the election and qualification of his or her successor. The term of office of each present director of the Corporation expires October 28, 2003, which is the date of the Annual Meeting. Five directors of the Corporation will be elected at the Meeting. The nominees of the Board of Directors for election at the Meeting as directors of the Corporation and certain information concerning such nominees follow.

      Babette Heimbuch, a director of the Corporation since July 17, 2000, serves as Chairman and Chief Executive Officer of First Federal Bank of California and its holding company FirstFed Financial Corp. She also serves on the Board of Directors of both the bank and holding company. She first joined the bank in 1982 as Chief Financial Officer. Ms. Heimbuch received her Bachelor of Arts degree from the University of California at Santa Barbara and is a Certified Public Accountant. Ms. Heimbuch is a director of Water Pik Technologies, Inc., America’s Community Bankers and serves as chair of the Board of Advisors of the Santa Monica/ UCLA Hospital and is a member of the Financial Oversight committee for the Santa Monica School District. She is 55 years old. The Board of Directors has determined that Ms. Heimbuch meets the Securities and Exchange Commission’s definition of audit committee financial expert.

          Member: Audit Committee

      Robert Henigson, a director of the Corporation since October 1996, is an investor and retired attorney. He was previously a director of the Corporation from May 1969 until August 1987. Mr. Henigson holds Bachelor of Science and Master of Science degrees from the California Institute of Technology. He received his L.L.B. from Harvard Law School. Mr. Henigson is a director of Myricom, Inc. and Reliance Steel & Aluminum Co. He is 77 years old.

          Member: Audit Committee; Compensation Committee; and Stock Option Committee

      Meyer Luskin, the Chairman of the Board of Directors, President and Chief Executive Officer of the Corporation since 1961 has been a director of the Corporation since November 1958. He also serves as Chief Executive Officer of Scope Products, Inc., the Corporation’s largest subsidiary. Mr. Luskin received a

Bachelor of Arts degree from University of California at Los Angeles and a Master of Business Administration degree from Stanford University. Mr. Luskin is responsible primarily for the formation of overall corporate policy and operations of the Corporation’s main business groups and has been an employee of the Corporation since 1961. Mr. Luskin is a director of Chromagen, Inc., Metaprobe, Inc., OSI Systems, Inc., Myricom, Inc. and Stamet, Incorporated and serves on the Board of Advisors of the Santa Monica/ UCLA Hospital. He is 77 years old.
          Member: Retirement Savings Plan Committee; and Retirement Profit Sharing Plan Committee

      William H. Mannon, a director of the Corporation since September 1966, served as Vice President and Secretary of the Corporation from 1966 until his retirement in August 1986. Since his retirement, Mr. Mannon has served as a consultant to the Corporation. He was previously a director of the Corporation from May 1953 until May 1958 and again from September 1962 until November 1965. Mr. Mannon holds a Bachelor of Arts degree from Stanford University in Mineral Sciences. Mr. Mannon is a director of Ojai Oil Company. He is 81 years old.

          Member: Stock Option Committee

      Franklin Redlich, a director of the Corporation since September 1968, was the President of Holiday Stores, a retail dealer in hardware from 1956 until his retirement in 1993. Mr. Redlich is currently a principle in Ellington Imports, an Asian Import company that imports various products into the United States from China and Indonesia and sells the products to customers throughout the United States. Mr. Redlich received his Bachelor of Arts and Master of Business Administration degrees from Stanford University. He is 76 years old.

          Member: Audit Committee; Compensation Committee; and Stock Option Committee

      It is intended that proxies given to the persons named in the accompanying proxy will be voted for the election of the nominees above named unless directed otherwise. In voting the proxies for election of directors, the persons named in the proxies have the right to cumulate the votes for directors covered by said proxies (unless otherwise instructed) on the principle described above under the caption “Information Concerning the Corporation’s Securities” and may do so if such action is deemed desirable.

      The term of office for each director elected at the Annual Meeting will expire on October 26, 2004, provided that, if for any reason an election of directors is not held on October 26, 2004, the directors who are elected at the Annual Meeting on October 28, 2003 will continue to serve until their respective successors have been elected and qualified.

      All of the nominees for the office of director are currently directors of the Corporation. Each of the directors was elected to his present term of office by vote of the shareholders of the Corporation at the Annual Meeting of Shareholders held October 22, 2002.

      Although it is not contemplated that any nominee will decline or be unable to serve as a director, in the event that, at the date of the Annual Meeting or any adjournment thereof, any nominee declines or is unable to serve, the proxies will be voted for such other person for director as the Board of Directors may select or, if no person is so selected, as the persons named in the proxies may, in their discretion, select.

      The Board recommends that shareholders vote FOR all nominees to be members of the Board of Directors.

Executive Officers of the Corporation

      The name, age, position and business experience of each of the executive officers of the Corporation as of June 30, 2003 are listed below:

Name, Age and Position	Business Experience During Past Five Years

Meyer Luskin, 77 Chairman of the Board, President and Chief Executive Officer	Chairman, President and Chief Executive Officer since 1961, responsible primarily for the formation of overall corporate policy and oversight of the main business segments.
Robert E. McMullen, 57 President of Subsidiary (Scope Products, Inc.)	Chief Operating Officer of the Waste Material Recycling Segment since April 1999, responsible for the operations of the waste material recycling business. From February 1997 to April 1999, he was President of International Processing Corporation, a wholly owned subsidiary of Darling International, Inc. From March 1982 to February 1997, he served in various management positions of International Processing Corporation and its predecessor companies.
F. Duane Turney, 56 President of Subsidiary (Scope Beauty Enterprises, Inc.)	Chief Operating Officer of the Vocational School Group segment since July 1991, responsible for the operations of Marinello Schools of Beauty.
Eric M. Iwafuchi, 58 Vice President — Finance, Chief Financial Officer and Secretary	Vice President-Finance and Chief Financial Officer since November, 1999, and Corporate Secretary since October 2001, responsible for corporate accounting, financial policies and procedures and a variety of treasury functions as well as corporate secretarial duties. From 1987 to 1999, he was Vice President and Chief Financial Officer of Concept Enterprises, Inc., a manufacturer, importer and distributor of consumer electronic products. Mr. Iwafuchi holds an MBA and is a Certified Public Accountant.
Rudy M. Alvarez, 48 Controller and Chief Accounting Officer	Controller since 2001, responsible for financial reporting and record keeping, internal controls, systems and procedures. From 1990 to 2000, he was Controller of WF Cinema Holdings, L.P., a subsidiary of Warner Brothers and Paramount Pictures engaged in the business of motion picture exhibition. Mr. Alvarez is a Certified Public Accountant.

      The term of office of each executive officer is until his or her respective successor is elected and has been qualified, or until his or her death, resignation or removal. The Board of Directors elects officers annually at its first meeting following the Annual Meeting of Shareholders. No officers have employment contracts with the Corporation. There are no family relationships among any of the Corporation’s directors and officers.

EXECUTIVE COMPENSATION

      The following table summarizes certain information concerning the compensation paid by the Corporation during fiscal years 2003, 2002 and 2001 to its chief executive officer and each of the other four most highly compensated executive officers whose aggregate salary and bonus exceeded $100,000 for services rendered in all capacities to the Corporation during the fiscal year 2003.

Summary Compensation Table

				Long-Term
	Fiscal			Compensation
	Year	Annual Compensation		Awards	All Other
	Ended			Options/	Compensation
Name and Position	June 30	Salary($)	Bonus($)	SARs(#)(2)	($)(1)

Meyer Luskin	2003	$559,954	$300,000	0	$57,447
Chairman, President and	2002	555,768	0	0	58,643
Chief Executive Officer	2001	546,312	100,000	0	60,490
Robert E. McMullen	2003	247,596	0	0	25,332
President of subsidiary	2002	236,057	0	0	27,008
(Scope Products, Inc.)	2001	222,313	6,000	0	25,222
F. Duane Turney	2003	135,000	29,600	0	14,516
President of subsidiary	2002	135,000	12,500	0	16,213
(Scope Beauty Enterprises, Inc.)	2001	135,000	10,000	0	15,556
Eric M. Iwafuchi	2003	154,039	0	0	19,274
Vice President — Finance, Chief	2002	147,596	0	0	19,836
Financial Officer and Secretary	2001	136,087	0	0	18,523
Rudy Alvarez	2003	108,798	0	0	5,460
Controller, Chief Accounting Officer	2002	102,789	0	0	0
Eleanor R. Smith(3)	2003	0	0	0	0
Vice President, Secretary and Controller	2002	0	0	0	0
	2001	121,558	37,500	0	14,923

(1)	“All Other Compensation” includes the Corporation’s 100% matching contributions to the Retirement Savings Plan for Officers and Executives; contributions to the Retirement Profit Sharing Plan and Corporation sponsored 401(k) Retirement Plan and the value of a Corporation automobile.

(2)	See note below regarding Scope Products, Inc. Incentive and Non-Qualified Stock Option Plan and grants to executive officers listed above.

(3)	Ms. Smith resigned her positions with the Corporation in October 2001 in anticipation of her retirement.

      No other executive officer of the Corporation received salary and bonus of more than $100,000 during fiscal 2003.

Fiscal 2003 Option Grants

      The Corporation’s 1992 Stock Option Plan expired December 31, 2001 and there are no outstanding options under the Plan.

      Under the Scope Products, Inc. (a wholly owned subsidiary of the Corporation) Incentive and Non-Qualified Stock Option Plan, options for 15,000 shares were granted to Robert McMullen and 5,000 shares to Eric M. Iwafuchi during fiscal 2003. At June 30, 2003, options for 530,000 shares had been granted to Robert McMullen, 40,000 shares to Eric M. Iwafuchi and 5,000 shares to Rudy Alvarez. No other executive officer received options under this plan. A total of 1,000,000 shares have been reserved under this plan and as of June 30, 2003, options for 770,000 shares were outstanding and options for 416,250 shares were exercisable. No options have been exercised as of June 30, 2003.

      No Stock Appreciation Rights (SARS) are held by any of the named executive officers.

CERTAIN RELATED TRANSACTIONS

      Mr. Robert Henigson, a director of the Corporation, is a director of Myricom, Inc., a privately held company in which Scope made an investment by purchasing shares of common stock directly from an original founder of Myricom, Inc. for $3,580,000 during fiscal 2001.

      Mr. Meyer Luskin was elected a director of Myricom, Inc. in June 2003. Myricom, Inc. is a privately held company in which Scope made an investment by purchasing shares of common stock directly from an original founder of Myricom, Inc. for $3,580,000 during fiscal 2001. Mr. Luskin is a director of MetaProbe, Inc. a startup biotechnology company in which the Corporation made a $3,000,000 direct investment in during fiscal 2001. Mr. Luskin is a director of Chromagen, Inc., a privately held startup biotechnology company that the Corporation made a $2,001,002 investment during fiscal 1998. Mr. Luskin is also a director of Stamet, Inc. a private company in which the Corporation made a $1,428,800 investment during fiscal 1998.

      During the fiscal year ended June 30, 2000, the Corporation loaned $200,000 to Robert McMullen, an executive officer of the Corporation, to help in his relocation from Georgia to California. The note is payable with respect to interest only at 6% per annum for the first two years and then quarterly principal and interest payments until the balance is paid in May 2011. Mr. McMullen is current with principal and interest payments on the loan. The outstanding principal balance is $55,900. The note is evidenced in writing.

DIRECTORS’ COMPENSATION

      From July 1, 2002 through June 30, 2003, each outside director of the Corporation received a $1,000 fee and reimbursements for certain expenses for each of the Board of Directors meetings attended plus compensation of $4,000 annually. Each Director who is a member of the Audit Committee received $600 for each Audit Committee meeting attended. The Audit Committee Chairman receives $1,000 per meeting attended.

MEETINGS OF THE BOARD OF DIRECTORS

AND FUNCTIONS OF COMMITTEES

      During the fiscal year July 1, 2002 through June 30, 2003, the Board of Directors of the Corporation held four regular meetings. No person attended fewer than 75% of the total number of Board meetings and no fewer than 75% of the total number of committee meetings held by the committee on which they served.

      The committees of the Board of Directors are the Audit Committee, the Compensation Committee, the Retirement Savings Plan Committee, the Retirement Profit Sharing Plan Committee and the Stock Option Committee. In addition to Mr. Luskin, Messrs. Iwafuchi and McMullen serve on both the Retirement Savings Plan Committee and the Retirement Profit Sharing Plan Committee. Messrs. Henigson and Redlich and Ms. Heimbuch currently serve on the Audit Committee. Messrs. Henigson and Redlich currently serve on both the Compensation Committee and along with Mr. Mannon serve on the Stock Option Committee. All of the committees met at least once formally during the last fiscal year, although the members of each committee confer informally from time to time. The Audit Committee met four times during the last fiscal year.

      The Audit Committee reviews the Corporation’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. Each of the members of the Corporation’s committee is independent as defined under the American Stock Exchange listing standards.

      The Compensation Committee reviews and approves the salaries of all officers of the Corporation. It also reviews and makes recommendations as appropriate for compensation plans of subsidiary and division officers.

      The Retirement Savings Plan, Retirement Profit Sharing Plan and Stock Option Committees monitor the respective plans. Their functions include an overview of proper compliance with the requirements of the respective plans and periodic reports to the Board of Directors.

      The Corporation has no standing Nominating Committee at the present time. Nominations for the Board of Directors are made and considered by the Board of Directors as a whole. Compensation policies are also considered and established by the Board of Directors acting as a whole.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      It is the responsibility of the Compensation Committee to set policy for administering the Corporation’s executive compensation plans and to make recommendations to the Board as appropriate. These plans for executive officers include base salaries, stock options, and any other forms of remuneration.

      The Committee annually reviews in detail all aspects of compensation for the Chief Executive Officer and other executive officers. The Committee also reviews executive compensation surveys, compensation reports of other public companies of similar size, and other data in determining policies.

      Cash compensation is provided to officers in the form of base salaries. Base salaries are reviewed to determine if adjustment is necessary based on competitive practices and economic conditions. Salaries are adjusted, if appropriate, based on individual performance and for changes in job content and responsibilities. None of the officers or executives is compensated under an employment agreement.

      The Committee may grant incentive awards to corporate and division executives. Officers and facility managers of Scope Products, Inc. and it’s wholly owned subsidiaries are entitled to participate in the Corporation’s Retirement Profit Sharing Plan that, by formula, determines the share of profits of that subsidiary which is to be contributed to the Plan for the benefit of the participants. The Compensation Committee has no authority to change that share of profits but the Plan participants, nevertheless, are incentivized by virtue of the performance of Scope Products, Inc. The Committee evaluates the combination of base pay and incentive awards so that, in combination, highly talented executives can be attracted, retained and motivated to consistently improve the financial performance of the Corporation.

      In fiscal 2000, the Corporation established for Scope Products, Inc., a wholly owned subsidiary, an Incentive and Non-Qualified Stock Option Plan for key employees, including officers, of the Corporation or its subsidiaries who will be responsible for its long-term growth. The Board of Directors, based upon the estimated fair market value of Scope Products, Inc. at the date of grant, determines the option exercise price. The options have a term of seven years and become exercisable ratably after the first year at 15% each year and 10% the final year. In fiscal 2003, 20,000 options were granted, in fiscal 2002, 70,000 options were granted and in fiscal 2001, 7,500 options were granted. At June 30, 2003, 770,000 options were outstanding and 416,250 options were exercisable.

      Mr. Luskin, Chief Executive Officer, participates in the same compensation programs provided to the other executives except the Scope Products, Inc. Stock Option Plan. The Committee based the fiscal 2003 compensation of Mr. Luskin on the policies and procedures described above. Among the factors considered by the Committee in determining the Chief Executive Officer’s compensation is the performance of the Corporation as a whole and his individual performance both as Chief Executive Officer of the Corporation and as the Chief Executive Officer of Scope Products, Inc., the Corporation’s largest subsidiary.

      No member of the Committee is a former or current officer or employee of the Corporation or any of its subsidiaries.

Robert Henigson
Franklin Redlich

September 18, 2003

PERFORMANCE GRAPH

      The following graph compares the cumulative total stockholder return on the Corporation’s common stock with the cumulative total return of the Standard & Poor’s Composite 500 Stock Index (S&P 500), the Standard & Poor’s Small Cap 600 Index and the Standard & Poor’s Environmental Services Index for the five-year period ended June 30, 2003. It assumes the investment of $100 at the beginning of the five-year period in the Corporation’s common stock, the S&P 500 Index, the Small Cap 600 Index and the Environmental Services Index and the reinvestment of all dividends.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG SCOPE INDUSTRIES, THE S&P 500 INDEX,
THE S&P SMALLCAP 600 INDEX AND THE S&P ENVIRONMENTAL SERVICES INDEX

Company/Index	Jun98	Jun99	Jun00	Jun01	Jun02	Jun03

Scope Industries	100.00	94.42	65.69	63.21	96.29	120.99
S&P 500 Index	100.00	122.76	131.66	112.13	91.96	92.19
S&P Small Cap 600	100.00	97.69	111.74	124.16	124.50	120.05
S&P Environmental Services	100.00	112.71	45.87	76.04	60.25	56.57

*	$100 Invested on 6/30/98 in stock or index — including reinvestment of dividends, fiscal year ending June 30.

      The Corporation has a unique combination of businesses, including the hauling, processing and distribution of bakery waste products and cosmetology vocational schools. There is no published industry or line of business index that accurately reflects either of these lines of business alone or is there one for the combination. Similarly, the Corporation has been unable to establish a peer group because few companies in these lines of business are publicly traded, and, consequently, limited or no information is available for the Corporation’s competitors in each of these industries. The Corporation has elected to show on its Performance Graph a comparison of the Corporation’s stock performance with the performance of the Standard & Poor’s Environmental Services Index and, the Standard & Poor’s Small Cap 600 Index with the hope that this information will be helpful. The Corporation has selected the Standard & Poor’s Environmental Services Index, which consists principally of companies engaged in hauling wastes, but does not include companies engaged in processing or recycling such wastes, because it is the index closest to the Corporation’s primary line of business. The graph does not contain comparable information with respect to the Corporation’s vocational schools, however, and does not accurately reflect the waste recycling business in which the Corporation is engaged. The Standard & Poor’s Small Cap 600 Index reflects information for companies in various lines of business but with similar market capitalization to that of the Corporation.

REPORT OF THE AUDIT COMMITTEE

      The following report of the Audit Committee shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

      Under the guidance of a written charter adopted by the Board of Directors (Exhibit 1 to the 2003 Proxy Statement), the Audit Committee oversees the Corporation’s financial reporting process on behalf of the Corporation’s Board of Directors. The Audit Committee consists of three members, who, in the business judgement of the Board of Directors, are independent and financially literate as those terms are defined by the rules of the American Stock Exchange (“AMEX”). In addition, the Board of Directors has determined that one member of the Audit Committee, Ms. Heimbuch, satisfies the financial expertise requirements of the AMEX, and has the requisite experience to be designated an audit committee financial expert as that term is defined by rules of the Securities and Exchange Commission.

      Management has the primary responsibility for the preparation, presentation and integrity of the financial statements of Scope Industries and maintaining appropriate accounting and financial reporting policies and practices and internal controls and procedures designed to assure compliance and accounting standards and applicable laws and regulations. Deloitte & Touche, the Corporation’s independent auditors, are responsible for auditing the financial statements of Scope Industries and expressing an opinion as to their conformity with generally accepted accounting principles.

      In fulfilling its oversight responsibilities, the Audit Committee reviewed the unaudited quarterly financial statements and the audited financial statements in the 2003 Annual Report with management and its independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

      The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States. The Audit Committee also discussed with Deloitte & Touche the matters required to be discussed in Statement on Auditing Standards No. 61, “Communications with Audit Committees,” as currently in effect. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from the Corporation and its management, including the matters in the written disclosures and letter which were received by the Audit Committee from the independent auditors as required by the Independence Standards Board Standard No. 1, Independence Discussions with the Audit Committees, as amended, and considered the compatibility of non-audit services with the auditor’s independence.

      The Audit Committee discussed with the Corporation’s independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Corporation’s internal controls, and the overall quality of the Corporation’s financial reporting. The Audit Committee held four meetings during the fiscal year ended June 30, 2003 reviewing the 2002 Annual Report to Stockholders and Form 10-K and the Fiscal 2003 unaudited quarterly financial statements on Form 10-Q with management and the Corporation’s independent auditors prior to filing the documents with the Securities and Exchange Commission.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Moreover, the Audit Committee’s oversight does not provide an independent basis to determine that management has used or maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of Scope Industries financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Scope Industries’s auditors are in fact independent.

      The Audit Committee has adopted a policy of pre-approving all audit and non-audit services preformed by Deloitte & Touche. The Audit Committee has also established a procedure whereby persons with complaints or concerns about accounting, internal controls or auditing matters may contact the Audit Committee.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited consolidated financial statements of Scope Industries be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2003 for filing with the Securities and Exchange Commission.

Franklin Redlich — Chairman
Babette Heimbuch
Robert Henigson

September 18, 2003

Audit Fees; Tax Fees

      In addition to performing the audit of the Corporation’s consolidated financial statements, Deloitte & Touche, LLC has provided other services during fiscal 2003. The aggregate fees billed for fiscal 2003 for each of the following categories of services are set forth below:

Audit fees:	$105,000
Financial information systems design and implementation fees	None
All Other fees:	$65,000

      The Audit Committee has reviewed the services provided by Deloitte & Touche LLP and the related fees and has considered whether the provision of non-audited services is compatible with maintaining the independence of Deloitte & Touche LLP. On recommendation of the Audit Committee, the Board has appointed Deloitte & Touche LLP to audit the 2003 financial statements.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Section 16(a) of the Exchange Act requires that Corporation directors, executive officers and persons who own more than 10% of the Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission. Officers, directors and stockholders who own more than 10% of the Common Stock are required by the Securities and Exchange Commission to furnish the Corporation with copies of all Section 16(a) reports that they file.

      Robert McMullen, an executive officer of the Corporation filed within the two day period after a transaction in Corporation stock a paper Form 4 with the SEC prior to June 30, 2003, the deadline for paper filings, that was rejected as deficient and had to refile electronically under the new rules resulting in a late filing. The Corporation is not aware of any officer, director or beneficial owner of more than 10% of the Corporation’s common stock who failed to file on a timely basis any reports required by Section 16(a) of the Securities and Exchange Act of 1934, as amended, during the fiscal year ended June 30, 2003.

INDEPENDENT PUBLIC ACCOUNTANTS

      Deloitte & Touche LLP has acted as the Corporation’s independent auditors since April 1988. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

OTHER MATTERS

      While management has no reason to believe that any other business will be presented, if any other matters should properly come before the Annual Meeting, the proxies will be voted as to such matters in accordance with the best judgment of the proxy holders.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

      Shareholder proposals intended to be presented at the 2004 Annual Meeting and included in the Corporation’s proxy materials relating to such meeting must be received not later than May 23, 2004. Such proposals must be addressed to the Secretary of the Corporation.

      The Corporation will furnish without charge to any shareholder, upon written request directed to the Secretary of the Corporation at its address appearing at the top of the first page of this Proxy Statement, a copy of its most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.

By Order of the Board of Directors,

ERIC M. IWAFUCHI
Secretary

Santa Monica, California

September 18, 2003

      SHAREHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OF THE CORPORATION OWNED, TO FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS APPRECIATED.

Exhibit 1

SCOPE INDUSTRIES

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD DIRECTORS

Purpose:

      The Audit Committee’s (the “Committee”) primary purpose is to act on behalf of the Board of Directors (the “Board”) in fulfilling its oversight responsibilities pertaining to the integrity of the Company’s internal controls and the financial practices and audit processes of the Company and the publication by the Company to its shareholders and others of financial information regarding the Company and its operations. In pursuance thereof, the Committee shall exercise its best efforts to maintain free and open communications between the Board and the Company’s independent auditors and financial management.

      In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and Committee are in place to represent the Company’s shareowners; accordingly, the outside auditor is ultimately accountable to the Committee.

      The Committee shall review the adequacy of this Charter on an annual basis.

Membership:

      The Committee shall be composed of not less than three members of the Board, and the Committee’s composition will meet the requirements of the Audit Committee Policy for both the American Stock Exchange (AMEX) and the Sarbanes-Oxley Act of 2002 as interpreted by the Securities and Exchange Commission.

      Accordingly each of the members of the Committee will be a member of the Board of Directors. Each member of the Committee must:

1. be independent under Section 121A of AMEX’s listing standards (including any successor Section),

2. be independent pursuant to Securities and Exchange Commission Rule 10A-3, and

3. be able to read and understand fundamental financial statements

      In order to be considered independent, a member of the Committee may not (pursuant to Rule 10A-3), other than in his or her capacity as a member of the Committee, the Board of Directors, or any other board committee:

Accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company; or

Be an affiliated person of the Company or any subsidiary thereof.

      In addition, the Board of Directors shall endeavor to appoint at least one member to the Committee who has sufficient accounting or related financial management expertise to be considered a “financial expert” as such term may be defined from time to time by the Securities and Exchange Commission.

Key Responsibilities:

      The Committee shall be vested with all the responsibilities and authority required by Securities and Exchange Commission Rule 10A-3. The Committee’s job is one of oversight and that the Company’s management is responsible for preparing the Company’s financial statement and the outside auditors are responsible for auditing the financial statements. Additionally, the Committee recognizes that the Company’s financial management, including the outside auditor, haves more time, knowledge and more detailed

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information of the Company than does the Committee. Consequently, the Committee’s role is one of oversight and it does not provide any special assurance or certification as to the Company’s financial statements or the work of the outside auditors. The outside auditors are, however, ultimately accountable to the Committee.

      Without limiting the foregoing, the Committee shall have the following specific responsibilities:

1. To review the Company’s independent auditors in order to ascertain their independence and the quality and cost effectiveness of their work.

2. To meet at least four times per year, or more frequently as circumstances may require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. As part of its role to foster open communications, the Committee should meet at least annually with management and the outside auditors in separate executive sessions to discuss any matters that the Committee believes should be discussed privately. In addition, the Committee or at least its Chair shall meet, in person or via telephone, with the outside auditors and management quarterly to review the Company’s annual and quarterly financial statements prior to the public release of earnings or the filing with the Securities and Exchange Commission (the “SEC”) of the relevant Forms 10-K and 10-Q.

3. To review with the independent auditors selected by the Committee the scope of the proposed annual audit and the procedures to be utilized in its execution and the fees proposed to be charged for that work.

4. To review with the independent auditors the results of their annual audit and their findings and recommendations, any difficulties encountered in the course of the audit work, any changes required in the planned scope of the audit if any, and the opinions to be issued in respect of the Company’s financial statements.

5. To review with the independent auditors and the Company’s financial management the adequacy and effectiveness of the accounting and financial controls of the Company, with particular emphasis on disclosure controls and procedures and internal controls over financial reporting (as those terms are defined by the SEC) to expose any payments, transactions or procedures which might be deemed improper, and to elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

6. To review periodically with the Company’s Chief Financial Officer the adequacy and effectiveness of the Company’s accounting and financial controls and procedures to ensure that all financial transactions are faithfully and accurately recorded and all funds properly accounted for.

7. To provide sufficient opportunity for the independent auditors to meet separately and together with the Committee without members of management present and to discuss among other things in these meetings the evaluation by the independent auditors of the Company’s financial accounting personnel and the degree of cooperation received during the course of the audit.

8. To review the financial statements contained in the quarterly and annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

9. To review policy statements of the Company in order to determine their adherence to the Company’s code of conduct.

10. To investigate any matter brought to its attention within the scope of its foregoing duties which a majority of the Committee believes warrants such investigation, with the power to retain outside counsel or other consultants for such purpose if, in its judgment, such action is appropriate.

11. To submit minutes of all its meetings to the Board and to discuss with the Board at its next ensuing meeting the matters discussed at the last meeting of the Committee.

12. Not less frequently than annually, to review and reassess the adequacy of the Charter and the Committee’s adherence to it and to submit to the Board for its approval suggested changes to the Charter and, not less frequently than tri-annually, to cause the Charter to be published to the Company’s shareholders in accordance with SEC regulations.

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13. To review annually a summary of directors and officers related party transactions in order to ascertain the existence of potential conflicts.

      Activities of the Committee

      The Committee shall:

1. Perform the following with respect to the independent auditor:

(i) appoint the independent auditor and approve all compensation for audit and engagement fees;

(ii) evaluate the qualifications, independence and performance of the independent accountant and the lead partner at least annually;

(iii) pre-approve all audit services and non-audit services performed by the independent auditor and the related fees and consider whether the provisions of any such non-audit services is compatible with the independence of the independent auditor;

(iv) review the annual audit plan of the independent auditor, including planning and staffing of the audit;

(v) direct the independent auditor to prepare and deliver annually a statement as to independence consistent with Independence Standards Board Standard No. 1 (it being understood that the independent auditor is responsible for the accuracy and completeness of this statement) and discuss with the independent auditor any relationships or services disclosed in this statement that my affect its objectivity and independence;

(vi) receive periodic reports from the independent auditor as required by the AMEX;

(vii) receive periodic reports from the independent auditor regarding:

(a) critical accounting policies and practices to be used;

(b) alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Company’s independent auditor; and

(c) other material written communications between the independent auditor and management, such as any management letter of schedule of unadjusted differences;

(viii) receive from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10(A) of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements under such Act;

(ix) approve the hiring policies for employees or former employees of the independent auditor;

(x) discuss with management the timing and process of implementing the rotating of the lead audit partner, the concurring partner and any other active audit engagement team partner; and

(xi) ensure that the independent auditors prepare and deliver annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company’s annual financial statement or services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagement; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company’s annual and quarterly financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services; and (vi) all other services rendered by the independent auditor, in the aggregate and by each service.

2. Perform the following with respect to accounting and financial control matters:

(i) receive periodic reports form the Chief Financial Officer and/or Controller relating to significant accounting developments including emerging issues and the impact of accounting changes where material;

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(ii) receive periodic reports from the Chief Financial Officer and/or Controller relating to the possible impact of any impending significant changes in generally accepted accounting principles;

(iii) discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, or the independent auditors, relating to the Company’s financial statements;

(iv) receive reports from management on the effectiveness of the system of internal control over financial reporting; and

(v) establish procedures for the receipt, retention and treatment of complaints received, by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

3. Review with management the Company’s earnings press releases.

4. Review with management and the independent auditor the Company’s interim financial results, disclosures and all required management certifications prior to the filing with the SEC of the related Form 10 Q and discuss any item required to be communicated by the independent auditor under generally accepted auditing standards.

5. Review with management and the independent auditor the Company’s annual financial statements, related footnotes, disclosures and all required management certifications prior to the filing with the SEC of the related Form 10-K and the independent auditor’s report thereon, including their report on management’s assessment of internal control and any reports or communications (and any responses of management thereto) submitted to the Committee by the independent auditor as required by or referred to in Statement on Auditing Standards No. 61 as then in effect.

6. Review and discuss reports from the Company’s legal counsel on legal matters determined by legal counsel to warrant the Committee’s attention.

7. Discuss with management the Company’s major financial risk exposures and steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8. Report to the Board of Directors on significant matters, as often as deemed appropriate, and make such recommendations, as the Committee may deem necessary or appropriate.

9. Meet periodically in separate executive sessions with the Chief Financial Officer and the lead partner of the independent auditor and, when necessary, with management and as a Committee to discuss any matters that the Committee or any of these persons believe should be discussed.

10. Prepare any report or other disclosures required on the Committee by the rules of the SEC to be included in the Company’s annual proxy statement.

11. Review this Charter at least annually and recommend any changes to the Board of Directors.

12. Conduct an annual self-evaluation of its performance.

Amended by the Board of Directors

September 18, 2003

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SCOPE INDUSTRIES	PROXY

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2003

This proxy is solicited on behalf of the Board of Directors

     The undersigned shareholder of SCOPE INDUSTRIES (the “Corporation”) hereby appoints MEYER LUSKIN and ERIC M. IWAFUCHI, and each of them proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote all shares of stock of the Corporation to be held at Scope Industries, 233 Wilshire Blvd., Suite 310, Santa Monica, CA 90401, at the hour of 2:00 o’clock P.M., California time on Tuesday, October 28, 2003 or at any adjournment thereof.

The Board of Directors recommends a vote FOR the following proposals:

(1) ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee’s name in the list below.)

Babette Heimbuch, Robert Henigson, Meyer Luskin, William H. Mannon, Franklin Redlich

     (2) In their discretion on such matters as may properly come before the meeting or any adjournment thereof.

Continued on the other side. Please date and sign on reverse side and return promptly.

(Continued from other side)

     Any proxy heretofore given with respect to the shares covered by this proxy is hereby revoked. A majority of said proxies present and acting at the meeting (or if only one shall be present and acting, then that one) shall have and may exercise all of the powers of all said proxies hereunder. The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR the election as a director of each nominee named above (and votes will be cumulated, if applicable, in such manner as the proxy holders may determine in their discretion) and as the proxy holders determine in their discretion as to any other matter that may properly come before the meeting. Receipt of the accompanying proxy statement is hereby acknowledged by the undersigned shareholder.

The giving of this proxy does not affect the right or the undersigned shareholder to vote in person should such shareholder attend the meeting. This proxy may be revoked at any time before it is voted.

Dated this --day of --, 2003

(Signature)

(Signature if held jointly)

(Please sign as name appears herein. Joint owners should each sign.)

Please Return This Proxy in the Enclosed Envelope Promptly.